UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 9, 2021

ITERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Carnegie Avenue, Suite 100, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (949) 270-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	ITI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           At the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Iteris, Inc. (the “Company”) stockholders approved the Amended and Restated Iteris, Inc. 2016 Omnibus Incentive Plan (the “Restated Plan”), as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 27, 2021 (the “Proxy Statement”). The Restated Plan (i) increased the total number of shares of common stock reserved for issuance under the Restated Plan by 3,360,000 shares; (ii) extended the expiration date of the Restated Plan to July 15, 2031; (iii) added provisions which provide that no dividend or dividend equivalent will be paid on any unvested equity award; (iv) increased the limit on director pay, including any cash payments and the grant date fair value of equity granted to any one non-employee director during a single fiscal year, from $250,000 to $350,000; (v) decreased the fungible rate at which awards other than options or stock appreciation rights granted under the Restated Plan are counted against the shares of common stock; and (vi) made other administrative changes. The Company’s board of directors approved the Restated Plan on July 15, 2021, subject to stockholder approval.

You can find a summary of the principal features of the Restated Plan in the Proxy Statement, under the heading “Proposal Two – Approval of Amended and Restated Iteris, Inc. 2016 Omnibus Incentive Plan”. The summary of the Restated Plan contained in the Proxy Statement is qualified in its entirety by the full text of the Restated Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.1	Amended and Restated Iteris, Inc. 2016 Omnibus Incentive Plan.

104	Cover Page Interactive Data File (cover page XBRL tags embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2021
ITERIS, INC., a Delaware corporation

	By:	/S/ DOUGLAS L. GROVES
Douglas L. Groves
Chief Financial Officer